UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2025

RF ACQUISITION CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42106	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Somerset, #05-07
Singapore, 238164

(Address of principal executive offices)

Registrant’s telephone number, including area code: +65 6904 0766

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	RFAIU	The NASDAQ Stock Market LLC
Ordinary Shares, par value $0.0001 per share	RFAI	The NASDAQ Stock Market LLC
Rights, each right entitling the holder thereof to one-twentieth of one ordinary share	RFAIR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On October 2, 2025, RF Acquisition Corp II, a Cayman Islands exempted company with limited liability (“RFAC II”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among NYB Holdings Limited, a Cayman Islands exempted company with limited liability (“PubCo”), NYB Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of PubCo (“Amalgamation Sub”) and Nanyang Biologics Pte. Ltd., a Singapore private company limited by shares (“Nanyang”).

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of RFAC II, Nanyang, PubCo and Amalgamation Sub, save for Nanyang’s approval of (i) the Amalgamation (as defined below), which is subject to a prescribed approval process under Singapore law, and (ii) the conversion of preference shares in the capital of Nanyang, which is to occur upon completion of a separate transaction entered into by Nanyang, but which in any event is agreed to occur prior to closing under the Business Combination Agreement.

The Business Combination

The Business Combination Agreement provides for, among other things, the following transactions: (i) RFAC II will merge with and into PubCo (the “Merger”), with PubCo being the surviving entity; and (ii) following the Merger, Amalgamation Sub and Nanyang will amalgamate and continue as one company, with Nanyang being the surviving entity and becoming a wholly-owned subsidiary of PubCo (the “Amalgamation”). The Merger, the Amalgamation and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.” Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, (i) each issued and outstanding Nanyang ordinary share will automatically be cancelled and converted into such number of newly issued PubCo Shares as determined in accordance with the terms of the Business Combination Agreement; (ii) each issued and outstanding share of Amalgamation Sub will automatically be converted into one Surviving Company Ordinary Share (as defined in the Business Combination Agreement) and accordingly, PubCo shall be the holder of all Surviving Company Ordinary Shares; (iii) each issued and outstanding RFAC II ordinary share will be cancelled and cease to exist in exchange for one PubCo Share; and (iv) each issued and outstanding Acquiror Right (as defined in the Business Combination Agreement) shall cease to be a right with respect to Acquiror Shares (as defined in the Business Combination Agreement) and shall be exchanged for one-twentieth (1/20th) of a PubCo Share.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. The parties have also agreed, among other things, that at the Amalgamation Effective Date, the board of directors of PubCo will comprise seven directors, of which six are designated by Nanyang and one director is designated by Sponsor immediately prior to the Amalgamation Effective Date (or such other persons as Nanyang or RFAC II may designate pursuant to a written notice to be delivered to PubCo sufficiently in advance of the Amalgamation Effective Time (as defined in the Business Combination Agreement)).

Conditions to Each Party’s Obligations

The obligations of RFAC II and Nanyang to consummate the Business Combination is subject to certain closing conditions, including but not limited to: (i) the Registration Statement (as defined below) having become effective; (ii) approval by the RFAC II and the Nanyang shareholders of the transactions contemplated by the Business Combination Agreement and the other transaction proposals having been obtained; (iii) PubCo Shares having been approved for listing on either Nasdaq Stock Market (“Nasdaq”) or the New York Stock Exchange (“NYSE”) (subject to official notice of issuance); (iv) the accuracy of representations and warranties to various standards, from de minimis to material adverse effect; (v) material compliance with pre-closing covenants; (vi) the bring-down to closing of a representation that no material adverse effect has occurred (both for RFAC II and Nanyang); and (vii) the absence of a legal prohibition on consummating the transactions.

Termination

The Business Combination Agreement may be terminated under customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to: (i) by mutual written consent of Nanyang and RFAC II, (ii) by either Nanyang or RFAC II if any governmental authority has enacted, issued, promulgated, enforced or entered any law or governmental order that is then in effect and has the effect of making the Merger Closing or Amalgamation Closing illegal or otherwise prevents or prohibits consummation of the Merger Closing or Amalgamation Closing, other than any such restraint that is immaterial; (iii) by Nanyang if RFAC II’s shareholder approval of the transactions contemplated by the Business Combination Agreement has not been obtained by reason of the failure to obtain the required vote at the RFAC II shareholders’ meeting duly convened therefor or at any adjournment or postponement thereof; (iv) by Nanyang if RFAC II Board has publicly announced its proposal to, or has publicly announced its resolution to, withhold or withdraw, or to qualify, amend or modify in a manner detrimental to obtaining RFAC II shareholder approval, RFAC II Board Recommendation; (v) by RFAC II, prior to the Merger Closing and by written notice to Nanyang, if (a) there is any breach of any representation, warranty, covenant or agreement on the part of Nanyang set forth in the Business Combination Agreement such that the conditions to closing would not be satisfied at the Merger Closing (subject to a cure period of up to thirty (30) days if such breach is curable and Nanyang is using its reasonable best efforts to cure), or (b) the Merger Closing has not occurred on or before the date falling 270 days after the date of the Business Combination Agreement, unless RFAC II is in material breach of the Business Combination Agreement; (vi) by RFAC II, by written notice to Nanyang, if the Amalgamation Closing has not occurred by the third (3rd) business day following the Merger Closing; (vii) by RFAC II if Nanyang’s shareholder approval has not been obtained within thirty-five (35) business days after the Proxy/Registration Statement has been declared effective by the SEC; or (viii) by Nanyang, prior to the Merger Closing and by written notice to RFAC II, if (a) there is any breach of any representation, warranty, covenant or agreement on the part of RFAC II, PubCo or Amalgamation Sub set forth in the Business Combination Agreement such that the conditions to closing would not be satisfied at the Merger Closing (subject to a cure period of up to thirty (30) days if such breach is curable and RFAC II is using its reasonable best efforts to cure), or (b) provided Nanyang has delivered the required audited and interim financial statements, if the Merger Closing has not occurred on or before the Agreement End Date, unless Nanyang is in material breach of the Business Combination Agreement.

The foregoing description of the Business Combination Agreement is subject to and qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is attached as Exhibit 2.1 hereto.

Company Holders’ Support and Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, RFAC II, PubCo, Nanyang and certain of the shareholders of Nanyang entered into a customary voting support and lock-up agreement (the “Company Holders’ Support and Lock-Up Agreement”), pursuant to which (i) certain Nanyang shareholders who hold an aggregate of at least 75% of the outstanding Nanyang voting shares have agreed, among other things: (a) to appear for purposes of constituting a quorum at any meeting of the shareholders of Nanyang called to seek approval of the transactions contemplated by the Business Combination Agreement and the other transaction proposals; (b) to vote in favor of the transactions contemplated by the Business Combination Agreement and other transaction proposals; (c) to vote against any proposals that would materially impede the transactions contemplated by the Business Combination Agreement or any other transaction proposal; and (d) not to sell or transfer any of their shares prior to the closing of the Business Combination and (ii) certain shareholders of Nanyang have agreed to a lock-up of the PubCo Shares they will receive pursuant to the Amalgamation (subject to certain exceptions) for a period of up to twenty four (24) months following the closing of the Business Combination.

The foregoing descriptions of the Company Holders’ Support and Lock-Up Agreement and Shareholders Agreement are subject to and qualified in their entirety by reference to the full text of the Company Holders’ Support and Lock-Up Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the Shareholders Agreement.

Founder’s Support and Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, RFAC II, Alfa 24 Limited (“Founder”), PubCo and Nanyang entered into a customary voting support and lock-up agreement (the “Founders’ Support Agreement”), pursuant to which Founder has agreed to, among other things: (i) appear for purposes of constituting a quorum at the meetings of the shareholders of RFAC II called to seek approval of the consummation of transactions contemplated by the Business Combination Agreement and the other transaction proposals; (ii) vote to adopt and approve the Business Combination Agreement and the other documents contemplated thereby and the transactions contemplated thereby; (iii) to vote against any proposals that would materially impede the transactions contemplated by the Business Combination Agreement or any other transaction proposal; and (iv) a lock-up of the PubCo Shares it will receive pursuant to the Merger (subject to certain exceptions) for a period of up to twenty four (24) months following the closing of the Business Combination.

The foregoing description of the Founders’ Support Agreement is subject to and qualified in its entirety by reference to the full text of the Founders’ Support Agreement, a copy of which is attached as Exhibit 10.2 hereto.

Forward-Looking Statements

This Current Report on Form 8-K, including the description of the transactions, agreements, and other information contained herein and the exhibits hereto (collectively, this “communication”) includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed Business Combination, and also contains certain financial forecasts and projections. All statements other than statements of historical fact contained in this communication, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of Nanyang, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the proposed Business Combination, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of RFAC II and Nanyang, which are all subject to change due to various factors including, without limitation, changes in general economic conditions as a result of COVID-19. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements and financial forecasts and projections contained in this communication are subject to a number of factors, risks and uncertainties. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the timing and structure of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; the inability of the parties to successfully or timely consummate the Business Combination and the other transactions in connection therewith, including as a result of the COVID-19 pandemic or the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the shareholders of RFAC II or Nanyang is not obtained; the risk that the Business Combination disrupts current plans and operations of RFAC II or Nanyang as a result of the announcement and consummation of the Business Combination; the ability of Nanyang to grow and manage growth profitably and retain its key employees including its chief executive officer and executive team; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq or NYSE, as the case may be, following the Business Combination; failure to realize the anticipated benefits of Business Combination; risk relating to the uncertainty of the projected financial information with respect to Nanyang; the amount of redemption requests made by RFAC II’s shareholders and the amount of funds available in the RFAC II trust account; Nanyang’s ability to attract new and retain existing customers in a cost effective manner, competitive pressures in and any disruption to the industry in which Nanyang and its subsidiaries (the “Group”) operates, the Group’s ability to achieve profitability despite a history of losses, the Group’s ability to implement its growth strategies and manage its growth, customers of the Group continuing to make valuable contributions to its platform, the Group’s ability to meet consumer expectations; the success of the Group’s new product or service offerings; the Group’s ability to produce accurate forecasts of its operating and financial results; the Group’s ability to attract traffic to its websites; the Group’s ability to assess property values accurately; the Group’s internal controls; fluctuations in foreign currency exchange rates; the Group’s ability to raise capital; media coverage of the Group; the Group’s ability to obtain insurance coverage; changes in the regulatory environments (such as anti-trust laws, foreign ownership restrictions and tax regimes) of the countries in which the Group operates, general economic conditions in the countries in which the Group operates, the Group’s ability to attract and retain management and skilled employees, the impact of the COVID-19 pandemic on the business of the Group, the success of the Group’s strategic investments and acquisitions, changes in the Group’s relationship with its current customers, suppliers and service providers, disruptions to information technology systems and networks, the Group’s ability to grow and protect its brand and the Group’s reputation, the Group’s ability to protect its intellectual property; changes in regulation and other contingencies; potential and future litigation that the Group may be involved in; unanticipated losses, write-downs or write-offs, restructuring and impairment or other charges, taxes or other liabilities that may be incurred or required subsequent to, or in connection with, the consummation of the Business Combination and technological advancements in the Group’s industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PubCo’s registration statement on Form F-4, the proxy statement/consent solicitation statement/prospectus discussed below, RFAC II’s Quarterly Report on Form 10-Q and other documents filed by PubCo or RFAC II from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither RFAC II nor Nanyang presently know, or that RFAC II or Nanyang currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect RFAC II’s and Nanyang’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or RFAC II’s or Nanyang’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. RFAC II and Nanyang anticipate that subsequent events and developments may cause their assessments to change. However, while PubCo, RFAC II and Nanyang may elect to update these forward-looking statements at some point in the future, PubCo, RFAC II and Nanyang specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by Nanyang nor RFAC II or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing RFAC II’s or Nanyang’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of Nanyang and RFAC II contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Nanyang, RFAC II or any other entity.

Important Information About the Proposed Transactions and Where to Find It

This communication relates to a proposed Business Combination between Nanyang and RFAC II. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed Business Combination will be submitted to shareholders of RFAC II for their consideration.

PubCo intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to RFAC II’s shareholders in connection with RFAC II’s solicitation for proxies for the vote by RFAC II’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Nanyang’s shareholders in connection with the completion of the proposed Business Combination. RFAC II and PubCo also will file other documents regarding the proposed Business Combination with the SEC.

After the Registration Statement has been filed and declared effective, RFAC II will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that RFAC II will send to its shareholders in connection with the Business Combination. RFAC II’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with RFAC II’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about RFAC II, PubCo, Nanyang and the proposed Business Combination. Shareholders and investors may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by RFAC II, without charge, at the SEC’s website located at www.sec.gov or by directing a request to RFAC II. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

RFAC II, PubCo and Nanyang and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from RFAC II’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of RFAC II’s shareholders in connection with the proposed transactions will be set forth in PubCo’s proxy statement/prospectus when it is filed with the SEC. You can find more information about RFAC II’s directors and executive officers in RFAC II’s final prospectus filed with the SEC on May 17, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Business Combination Agreement, dated as of October 2, 2025, by and among RF Acquisition Corp II, NYB Holdings Limited, NYB PTE. LTD. and Nanyang Biologics Pte. Ltd.

10.1	Company Holders’ Support and Lock-Up Agreement and Deed, dated as of October 2, 2025, by and among, RF Acquisition Corp II, NYB Holdings Limited, Nanyang Biologics Pte. Ltd., and the other parties named therein.

10.2	Founder Support and Lock-Up Agreement and Deed, dated as of October 2, 2025, by and among RF Acquisition Corp II, Nanyang Biologics Pte. Ltd., NYB Holdings Limited and RFAC II LLC.

99.1	Press Release, dated October 2, 2025.

*	Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2025

RF ACQUISITION CORP II

By:	/s/ Tse Meng Ng
Name:	Tse Meng Ng
Title:	Chief Executive Officer